UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04049

Deutsche Income Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	9/30/2016

ITEM 1.	REPORT TO STOCKHOLDERS

September 30, 2016

Annual Report
to Shareholders

Deutsche GNMA Fund

Contents

3 Letter to Shareholders

4 Portfolio Management Review

9 Performance Summary

12 Investment Portfolio

22 Statement of Assets and Liabilities

24 Statement of Operations

26 Statements of Changes in Net Assets

27 Financial Highlights

33 Notes to Financial Statements

49 Report of Independent Registered Public Accounting Firm

50 Information About Your Fund's Expenses

51 Tax Information

52 Advisory Agreement Board Considerations and Fee Evaluation

57 Board Members and Officers

62 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

Today’s low-return investment environment — punctuated by periods of short-term volatility and plenty of opinions in the financial media — can be a challenge for those of us just trying to keep our portfolios moving forward.

Let’s face it: a report about the obstacles to economic growth grabs more attention than an article about the slow, steady improvement of the economy. The fact is, we continue to see the U.S. economy remaining on a moderate expansionary path. Although net exports are still challenged by modest global growth, most metrics suggest the labor market here at home continues to heal, which, along with low interest rates, is supporting the consumer.

Is action necessary? Numerous studies have found that acting impulsively on negative financial news can actually reduce your overall investment returns over time. That’s because there is a good chance you’ll miss the gains to be achieved if the market or a specific security recovers from a brief setback. So, assuming you have built your portfolio based on long-term needs and an honest assessment of your risk tolerance, short-term fluctuations should not cause an extreme level of worry.

As a global asset manager with decades of experience in helping investors through multiple market cycles, we want you to know and trust that our global intelligence, expertise and resources are here to support you. As always, we appreciate the opportunity to help you meet your goals.

Best regards,

Brian Binder President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 11 for more complete performance information.

GNMA securities in a nutshell

Government National Mortgage Association (GNMA) securities, commonly called "Ginnie Mae" securities, are backed by the full faith and credit of the U.S. government with respect to payment of principal and interest. Each GNMA mortgage-backed security represents an aggregated pool of homeowners' mortgages from which investors receive principal and interest payments each month. If interest rates fall, homeowners tend to refinance and pay off their existing mortgages earlier, and mortgage-backed investors are forced to reinvest the proceeds at lower prevailing rates. If interest rates rise, principal for the mortgages underlying GNMA securities tends to be repaid more slowly and an investor receives the coupon interest on the security over a longer time horizon. The value of GNMAs issued recently with coupons that reflect lower prevailing rates can be less attractive to investors and may experience a greater price decline if market interest rates rise, reducing returns to investors. As a result, funds that invest primarily in GNMAs tend to perform best in environments in which interest rates do not change dramatically.

For the 12 months ended September 30, 2016, Deutsche GNMA Fund posted a 1.97% total return, compared with the 3.49% return of its benchmark, the Bloomberg Barclays GNMA Index. At the close of the period, the fund's duration (a measure of interest rate sensitivity based on when investors can expect payments of principal and interest from a bond) stood at 3.0 years, compared with 2.3 years for the Bloomberg Barclays GNMA Index.

As the period opened, expectations were solidifying that the December 16, 2015 meeting of the U.S. Federal Reserve Board (the Fed) would see the initial hike in short-term rates, a view which was ultimately confirmed. The Fed’s action was supported by a continued moderate upward trend in the domestic economy despite an absence of support from growth overseas, and by improving U.S. employment numbers. Entering 2016, markets were prepared for the Fed to implement a number of additional modest upward adjustments in its benchmark short-term rate. However, January saw expectations for future rate hikes pushed out on a resurgence of concern around China’s slowing growth rate, along with yet another decline in energy prices, which would ultimately bring crude oil down below $30 a barrel. With oil viewed as a proxy for the global demand outlook, credit-sensitive segments of the bond market suffered in the wake of its decline. Around the middle of February 2016, credit-based assets would begin to recover the lost ground, supported by the revised outlook with respect to Fed action and stepped-up efforts by central banks overseas to stimulate growth. A rebound in oil prices off of their January lows also helped bolster sentiment.

"Performance for GNMAs was positive and exceeded that of comparable duration U.S. Treasuries over the 12 months."

In late June 2016, markets were rocked by a U.K. referendum which resulted in a vote to leave the European Union. The uncertainty around a host of issues raised by a possible "Brexit" drove an investor flight to safety that pushed U.S. Treasury yields down to historically low levels and trimmed earlier gains experienced by credit-sensitive areas of the market. Risk sentiment quickly recovered, however, as investors put into perspective the likely impact of a Brexit on global growth. U.S. interest rates would finish the period only marginally above their post-Brexit lows, as demand for Treasuries was supported by the negative interest rates promoted by central banks overseas, most notably those of Europe and Japan. Oil prices fluctuated in the $40 to $50 a barrel range for most of the second and third quarters of 2016, reflecting a stabilization of sentiment with respect to the global demand backdrop.

With the exception of the short end of the curve, which repositioned in anticipation of Fed rate hikes, U.S. Treasury yields trended lower over the period. To illustrate, along the U.S. Treasury curve, the two-year yield rose from 0.64% to 0.77%, while the five-year declined from 1.37% to 1.14%, the 10-year from 2.06% to 1.60%, the 20-year from 2.51% to 1.99% and the 30-year from 2.87% to 2.32%.

Performance for GNMAs was positive and exceeded that of comparable-duration U.S. Treasuries over the 12 months ended September 30, 2016. Performance within GNMAs was led by more recently issued, lower coupon 30-year pools as investors sought to add duration and position for a flattening yield curve.

Positive and Negative Contributors to Performance

We have maintained an emphasis in the fund on higher-coupon mortgage pools with lower embedded interest rate sensitivity. In selecting these pools, we have sought to identify characteristics related to geography, size of underlying loans and seasoning of loans that suggest continued low levels of prepayments will persist despite historically low rates, easing of credit conditions and improvements in home equity valuations. Security selection was favorable within this segment, as prepayments remained relatively low, and the position helped support the fund's yield. However, as longer-term interest rates declined over the period, spreads widened for these high-coupon, low-duration pools, and they underperformed the broader GNMA market as a result.

Conversely, for much of the period, the fund had relatively light exposure to the longer-duration mortgage pools which stand to benefit the most from declining interest rates. This acted as a constraint on returns vs. the benchmark, in particular as rates declined in early 2016. As the period progressed, we increased the allocation to longer-duration pools backed by current coupons, benefiting performance.

The fund's out-of-benchmark position in U.S. Treasuries added to relative performance as interest rates declined over the period. The fund's holdings of long-duration collateralized-mortgage-obligation tranches also performed well, as investors were willing to pay a premium to add interest rate sensitivity to their portfolios in a declining rate environment.

A position in seasoned interest-only mortgage-backed securities provided incremental income. These issues carry higher yields in order to compensate for the fact that their value is completely dependent on the anticipated stream of income rather than any principal to be returned. As rates declined over the period and investors became wary of prepayment risk, prices declined for these securities despite continued modest prepayment rates.

The fund used interest rate derivatives as part of implementing the fund's positioning along the yield curve as well to hedge against certain risks.

Outlook and Positioning

At period-end, the fund remained "barbelled" with overweights to both more current, low-coupon pools and older, premium coupon-pools, while avoiding the middle of the coupon universe, which we view as heavily exposed to refinancing risk and duration extension should rates edge higher. Overall, the fund was positioned in expectation of U.S. rates remaining relatively stable as the Fed proceeds cautiously with respect to hiking its benchmark rate, and for the yield curve to continue to flatten as investors globally add duration in search of yield. While rates are low on an absolute basis, we still view GNMAs as offering a reasonable yield advantage with the potential to support demand going forward. In addition, the asset class may continue to benefit from its high credit quality and liquidity in an uncertain environment.

Portfolio Management

Scott Agi, CFA, Director

Portfolio Manager of the fund. Began managing the fund in 2014.

— Joined Deutsche Asset Management in 2006 with eight years of industry experience. Prior to joining, he served as an MBS Analyst at Bear Stearns, in Portfolio Analytics at TimesSquare Capital Management and as a Quantitative Analyst in the Municipal Bond Division at The Vanguard Group.

— Head of US Rates and Mortgage Backed Securities Sector Team: New York.

— BS in Finance, Albright College.

Gregory M. Staples, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2016.

— Joined Deutsche Asset Management in 2005 with 23 years of industry experience. Prior to joining, he served as a Senior Managing Director at MONY.

— Co-Head of Fixed Income for North America: New York.

— BA in Economics, Columbia College; MBA, New York University, Stern School of Business.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Bloomberg Barclays GNMA Index is an unmanaged, market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Brexit is a combination of the words "Britain" and "exit" and refers to the exit of the United Kingdom from the European Union.

The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

Mortgage-backed securities (MBS) are bonds that are secured by mortgage debt.

Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.

Performance Summary September 30, 2016 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/16
Unadjusted for Sales Charge	1.97%	1.59%	3.88%
Adjusted for the Maximum Sales Charge (max 2.75% load)	–0.84%	1.02%	3.59%
Bloomberg Barclays GNMA Index†	3.49%	2.42%	4.69%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/16
Unadjusted for Sales Charge	1.21%	0.82%	3.10%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	1.21%	0.82%	3.10%
Bloomberg Barclays GNMA Index†	3.49%	2.42%	4.69%
Class R	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/16
No Sales Charges	1.66%	1.23%	3.48%
Bloomberg Barclays GNMA Index†	3.49%	2.42%	4.69%
Class R6		1-Year	Life of Class*
Average Annual Total Returns as of 9/30/16
No Sales Charges		2.28%	1.84%
Bloomberg Barclays GNMA Index†		3.49%	2.55%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/16
No Sales Charges	2.32%	1.84%	4.13%
Bloomberg Barclays GNMA Index†	3.49%	2.42%	4.69%
Institutional Class	1-Year	5-Year	Life of Class**
Average Annual Total Returns as of 9/30/16
No Sales Charges	2.33%	1.87%	3.64%
Bloomberg Barclays GNMA Index†	3.49%	2.42%	4.00%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2016 are 0.82%, 1.57%, 1.24%, 0.78%, 0.55% and 0.57% for Class A, Class C, Class R, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class A and C shares for the periods prior to their inception on February 2, 2009 and for Class R shares for the periods prior to its inception on May 1, 2012 are derived from the historical performance of Class S shares of Deutsche GNMA Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche GNMA Fund — Class A ■ Bloomberg Barclays GNMA Index†

Yearly periods ended September 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* Class R6 shares commenced operations on February 2, 2015.

** Institutional Class shares commenced operations on February 2, 2009.

† The Bloomberg Barclays GNMA Index is an unmanaged, market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.

	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Net Asset Value
9/30/16	$ 14.13	$ 14.13	$ 14.14	$ 14.14	$ 14.15	$ 14.14
9/30/15	$ 14.21	$ 14.22	$ 14.23	$ 14.22	$ 14.23	$ 14.23
Distribution Information as of 9/30/16
Income Dividends, Twelve Months	$ .37	$ .27	$ .33	$ .41	$ .41	$ .42
September Income Dividend	$ .0321	$ .0236	$ .0283	$ .0346	$ .0354	$ .0363
SEC 30-day Yield††	1.91%	1.19%	1.56%	2.27%	2.21%	2.18%
Current Annualized Distribution Rate††	2.73%	2.00%	2.40%	2.94%	3.00%	3.08%

†† The SEC yield is net investment income per share earned over the month ended September 30, 2016, shown as an annual percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on September 30, 2016. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Investment Portfolio as of September 30, 2016

	Principal Amount ($)	Value ($)

Government National Mortgage Association 91.2%
Government National Mortgage Association:
2.99%, with various maturities from 3/15/2042 until 6/15/2042	2,289,818	2,391,502
3.0%, with various maturities from 9/15/2042 until 5/20/2046 (a)	441,048,508	462,379,049
3.1%, with various maturities from 10/15/2041 until 2/15/2042	2,946,960	3,101,779
3.25%, with various maturities from 9/15/2042 until 11/15/2042	4,071,263	4,312,520
3.5%, with various maturities from 11/20/2041 until 9/20/2046	177,486,950	189,535,796
4.0%, with various maturities from 8/20/2030 until 5/20/2043	108,631,430	118,081,012
4.25%, with various maturities from 9/15/2040 until 10/15/2041	1,341,339	1,461,206
4.49%, 7/15/2041	571,632	634,425
4.5%, with various maturities from 6/20/2033 until 4/15/2046	71,796,358	79,650,393
4.55%, 1/15/2041	2,140,424	2,371,682
4.625%, with various maturities from 4/15/2041 until 5/15/2041	702,697	777,306
5.0%, with various maturities from 3/20/2029 until 7/20/2041	125,372,590	140,701,507
5.5%, with various maturities from 12/15/2025 until 6/15/2042	107,791,321	122,889,589
6.0%, with various maturities from 8/20/2023 until 11/15/2039	68,405,608	80,080,841
6.5%, with various maturities from 11/20/2032 until 3/20/2041	10,061,149	11,566,381
7.0%, with various maturities from 1/15/2036 until 6/20/2039	1,604,682	1,786,958
7.5%, with various maturities from 6/20/2022 until 8/20/2032	151,077	186,959
Total Government National Mortgage Association (Cost $1,194,773,523)		1,221,908,905

Collateralized Mortgage Obligations 18.2%
Federal Home Loan Mortgage Corp.:
"EA", Series 2530, Principal Only, Zero Coupon, 1/15/2032	545,572	501,024
"OH", Series 3382, Principal Only, Zero Coupon, 11/15/2037	445,205	419,801
"CO", Series 3820, Principal Only, Zero Coupon, 3/15/2041	45,255	45,222
"PT", Series 3586, 1.821%*, 2/15/2038	3,059,036	2,849,595
"YI", Series 3936, Interest Only, 3.0%, 6/15/2025	553,551	19,734
"AI", Series 4016, Interest Only, 3.0%, 9/15/2025	6,807,719	381,626
"DI", Series 3952, Interest Only, 3.0%, 11/15/2025	1,220,544	73,305
"EI", Series 3953, Interest Only, 3.0%, 11/15/2025	1,380,918	73,168
"IO", Series 3974, Interest Only, 3.0%, 12/15/2025	1,410,048	92,472
"GI", Series 3985, Interest Only, 3.0%, 10/15/2026	773,794	53,334
"DI", Series 4010, Interest Only, 3.0%, 2/15/2027	1,127,892	92,834
"PI", Series 4017, Interest Only, 3.0%, 3/15/2027	2,254,594	198,463
"EM", Series 4057, 3.0%, 6/15/2042	343,078	345,367
"CZ", Series 4113, 3.0%, 9/15/2042	2,729,361	2,780,373
"EI", Series 3749, Interest Only, 3.5%, 3/15/2025	2,667,115	164,997
"PZ", Series 4553, 3.5%, 2/15/2046	7,144,173	7,754,081
"PI", Series 3940, Interest Only, 4.0%, 2/15/2041	7,387,846	730,886
"C25", Series 304, Interest Only, 4.0%, 10/15/2041	14,668,758	2,372,457
"C1", Series 329, Interest only, 4.0%, 12/15/2041	24,615,442	4,075,937
"TZ", Series 3982, 4.0%, 1/15/2042	2,527,378	2,877,271
"ZC", Series 4158, 4.0%, 1/15/2043	427,514	423,671
"UZ", Series 4339, 4.0%, 2/15/2054	4,390,629	4,619,028
"UA", Series 4298, 4.0%, 2/15/2054	3,767,546	3,830,598
"PI", Series 3843, Interest Only, 4.5%, 5/15/2038	8,425,192	581,961
"C32", Series 303, Interest Only, 4.5%, 12/15/2042	23,601,126	4,344,598
"C28", Series 303, Interest only, 4.5%, 1/15/2043	31,262,564	5,844,328
"57", Series 256, Interest Only, 5.0%, 3/15/2023	509,049	28,976
"SY", Series 3035, Interest Only, 5.576%**, 9/15/2035	1,050,320	139,964
"SP", Series 3016, Interest Only, 5.586%**, 8/15/2035	159,119	10,475
"IO", Series 2580, Interest Only, 6.0%, 3/15/2033	282,125	55,918
"MI", Series 3871, Interest Only, 6.0%, 4/15/2040	1,068,829	96,453
"IJ", Series 4472, Interest Only, 6.0%, 11/15/2043	10,526,764	2,393,260
"SP", Series 4047, Interest Only, 6.126%**, 12/15/2037	6,567,398	723,645
"SG", Series 3033, Interest Only, 6.126%**, 9/15/2035	940,555	138,080
"SB", Series 2742, Interest Only, 6.476%**, 1/15/2019	709,097	33,953
"A", Series 172, Interest Only, 6.5%, 1/1/2024	100,117	15,075
"C22", Series 324, Interest Only, 6.5%, 4/15/2039	13,350,099	3,167,571
"SN", Series 3175, Interest Only, 6.626%**, 6/15/2036	2,592,034	516,996
Federal National Mortgage Association:
"CO", Series 2013-117, Principal Only, Zero Coupon, 5/25/2033	4,044,159	3,595,146
"AY", Series 2013-6, 2.0%, 2/25/2043	1,244,000	1,121,434
"DI", Series 2011-136, Interest Only, 3.0%, 1/25/2026	1,250,150	56,004
"IB", Series 2013-35, Interest Only, 3.0%, 4/25/2033	11,661,664	1,828,984
"LA", Series 2013-30, 3.0%, 3/25/2043	2,015,000	2,027,113
"Z", Series 2013-44, 3.0%, 5/25/2043	2,523,734	2,526,178
"HI", Series 2010-123, Interest Only, 3.5%, 3/25/2024	1,293,179	24,069
"KI", Series 2011-72, Interest Only, 3.5%, 3/25/2025	1,763,928	25,889
''IO", Series 2012-146, Interest Only, 3.5%, 1/25/2043	7,731,703	1,195,551
"BI", Series 2011-42, Interest Only, 4.0%, 8/25/2025	552,439	13,486
"4", Series 406, Interest Only, 4.0%, 9/25/2040	5,556,176	810,644
"C2", Series 410, Interest Only, 4.0%, 4/25/2042	5,559,686	935,254
"ZM", Series 2012-63, 4.0%, 6/25/2042	1,159,659	1,195,962
"25", Series 351, Interest Only, 4.5%, 5/25/2019	473,215	18,874
"21", Series 334, Interest Only, 5.0%, 3/25/2018	275,910	6,389
"20", Series 334, Interest Only, 5.0%, 3/25/2018	234,426	5,408
''23", Series 339, Interest Only, 5.0%, 6/25/2018	212,873	5,239
"27", Series 351, Interest Only, 5.0%, 4/25/2019	127,601	5,412
"26", Series 381, Interest Only, 5.0%, 12/25/2020	112,266	7,138
"IO", Series 2016-26, Interest Only, 5.0%, 5/25/2046	27,749,104	5,423,965
"PJ", Series 2004-46, Interest Only, 5.475%**, 3/25/2034	2,342,205	329,575
"KT", Series 2007-32, 5.5%, 4/25/2037	673,003	751,192
"UI", Series 2010-126, Interest only, 5.5%, 10/25/2040	12,373,221	2,028,267
"IO", Series 2014-70, Interest Only, 5.5%, 10/25/2044	14,456,659	3,243,239
"BI", Series 2015-97, Interest Only, 5.5%, 1/25/2046	12,374,730	2,205,939
"HS", Series 2009-87, Interest Only, 5.625%**, 11/25/2039	4,476,890	841,321
"WI", Series 2011-59, Interest Only, 6.0%, 5/25/2040	1,819,884	112,108
"PI", Series 2006-20, Interest Only, 6.155%**, 11/25/2030	9,368,266	1,306,730
"SA", Series 2005-17, Interest Only, 6.175%**, 3/25/2035	2,596,173	411,681
"SI", Series 2007-23, Interest Only, 6.245%**, 3/25/2037	1,923,330	342,405
"SJ", Series 2007-36, Interest Only, 6.245%**, 4/25/2037	1,324,171	234,794
"HI", Series 2010-2, Interest Only, 6.5%, 2/25/2040	1,519,669	435,959
Government National Mortgage Association:
"PO", Series 2007-18, Principal Only, Zero Coupon, 5/20/2035	782,574	654,323
"KO", Series 2013-38, Principal Only, Zero Coupon, 1/20/2043	2,325,858	1,572,567
"HS", Series 2009-121, Interest Only, 1.0%**, 2/20/2037	4,398,973	163,445
"PB", Series 2012-90, 2.5%, 7/20/2042	4,000,000	3,806,922
"HX", Series 2012-91, 3.0%, 9/20/2040	9,175,469	9,424,909
"BZ", Series 2013-79, 3.0%, 5/20/2043	6,630,198	6,625,408
"LZ", Series 2013-180, 3.0%, 11/16/2043	12,736,639	13,186,856
"WZ", Series 2014-99, 3.0%, 7/16/2044	4,481,704	4,542,655
"MT", Series 2015-92, 3.0%, 1/20/2045	5,000,000	5,141,724
"PY", Series 2015-123, 3.0%, 9/20/2045	6,000,000	6,118,586
"LM", Series 2016-18, 3.0%, 2/20/2046	6,644,000	6,880,706
"AC", Series 2016-19, 3.0%, 2/20/2046	5,000,000	5,183,087
"AC", Series 2016-23, 3.0%, 2/20/2046	7,591,682	7,813,930
"PI", Series 2012-47, Interest Only, 3.5%, 12/20/2039	10,350,964	595,753
"AD", Series 2014-190, 3.5%, 8/20/2040	7,386,614	7,916,154
"JI", Series 2013-10, Interest only, 3.5%, 1/20/2043	13,489,350	1,902,240
"ID", Series 2013-70, Interest only, 3.5%, 5/20/2043	5,979,021	924,389
"MZ", Series 2014-27, 3.5%, 12/20/2043	3,611,805	3,953,697
"IP", Series 2015-50, Interest Only, 4.0%, 9/20/2040	28,109,926	2,533,267
"Z", Series 2014-4, 4.0%, 1/20/2044	6,120,238	6,879,671
"LZ", Series 2014-44, 4.0%, 3/16/2044	4,475,198	5,173,161
"PI", Series 2015-40, Interest Only, 4.0%, 4/20/2044	6,817,517	649,794
"LI", Series 2009-104, Interest Only, 4.5%, 12/16/2018	671,881	22,442
"ZC", Series 2003-86, 4.5%, 10/20/2033	1,132,994	1,233,233
"TI", Series 2010-115, Interest Only, 4.5%, 10/20/2037	831,720	20,741
"CI", Series 2011-111, Interest Only, 4.5%, 11/20/2037	237,180	1,417
"PI", Series 2010-94, Interest Only, 4.5%, 12/20/2037	1,020,256	29,271
"CI", Series 2010-87, Interest Only, 4.5%, 11/20/2038	1,500,000	131,855
"IN", Series 2011-18, Interest Only, 4.5%, 5/20/2039	869,201	42,825
"PI", Series 2014-108, Interest Only, 4.5%, 12/20/2039	5,472,864	643,787
"ZA", Series 2010-3, 4.5%, 1/20/2040	4,047,305	4,495,096
"Z", Series 2010-169, 4.5%, 12/20/2040	8,304,013	9,015,171
"ZV", Series 2011-73, 4.5%, 5/20/2041	15,248,144	16,968,204
"IP", Series 2014-11, Interest Only, 4.5%, 1/20/2043	6,087,083	658,543
"IP", Series 2014-115, Interest Only, 4.5%, 2/20/2044	4,273,887	519,400
"GZ", Series 2005-44, 5.0%, 7/20/2035	5,237,193	6,161,726
"IJ", Series 2010-41, Interest Only, 5.0%, 9/20/2038	300,321	11,321
"UZ", Series 2010-37, 5.0%, 3/20/2040	1,502,927	1,811,421
"SH", Series 2010-14, Interest Only, 5.47%**, 2/16/2040	12,510,325	2,003,820
"AI", Series 2008-40, Interest Only, 5.5%, 5/16/2023	419,998	22,284
"AI", Series 2008-46, Interest Only, 5.5%, 5/16/2023	303,007	13,784
"PC", Series 2003-19, 5.5%, 3/16/2033	2,550,386	2,851,187
"PI", Series 2005-73, Interest Only, 5.5%, 12/20/2034	584,052	28,310
"Z", Series 2006-12, 5.5%, 3/20/2036	115,650	146,649
"HZ", Series 2009-43, 5.5%, 6/20/2039	2,466,972	2,981,563
"YI", Series 2010-147, Interest Only, 5.5%, 7/16/2039	266,648	19,250
"DZ", Series 2009-106, 5.5%, 11/20/2039	210,968	268,702
"IA", Series 2012-64, Interest Only, 5.5%, 5/16/2042	6,316,410	1,276,071
"BS", Series 2011-93, Interest Only, 5.57%**, 7/16/2041	12,373,290	2,098,535
"SA", Series 2012-84, Interest Only, 5.768%**, 12/20/2038	7,908,383	657,062
"AV", Series 2010-14, Interest Only, 5.77%**, 2/16/2040	3,775,481	653,488
"ST", Series 2009-31, Interest Only, 5.818%**, 3/20/2039	339,915	41,724
"AI", Series 2007-38, Interest Only, 5.93%**, 6/16/2037	1,862,304	281,805
"QA", Series 2007-57, Interest Only, 5.968%**, 10/20/2037	1,574,787	287,939
"SL", Series 2009-100, Interest Only, 5.97%**, 5/16/2039	1,138,249	100,977
"CI", Series 2009-42, Interest Only, 6.0%, 8/16/2035	373,060	74,825
"SL", Series 2007-26, Interest Only, 6.27%**, 5/16/2037	3,771,736	727,259
"IP", Series 2009-118, Interest Only, 6.5%, 12/16/2039	547,326	119,111
"SB", Series 2014-81, 14.307%*, 6/20/2044	318,058	427,495
Total Collateralized Mortgage Obligations (Cost $238,302,412)		244,429,383

U.S. Government Agency Sponsored Pass-Throughs 4.1%
Federal Home Loan Mortgage Corp., 3.5%, 6/1/2046	12,880,817	13,691,026
Federal National Mortgage Association, 2.5%, 10/1/2028 (a)	39,400,000	40,808,724
Total U.S. Government Agency Sponsored Pass-Throughs (Cost $54,314,514)		54,499,750

Government & Agency Obligations 5.2%
U.S. Treasury Obligations
U.S. Treasury Bills:
0.26%***, 11/10/2016 (b)	2,631,000	2,630,453
0.34%***, 12/1/2016 (b)	658,000	657,804
0.44%***, 12/1/2016 (b)	105,000	104,969
U.S. Treasury Notes:
0.75%, 10/31/2017 (c)	10,000,000	10,007,030
2.625%, 11/15/2020	53,000,000	56,264,906
Total Government & Agency Obligations (Cost $69,436,825)		69,665,162

	Shares	Value ($)

Cash Equivalents 11.9%
Deutsche Central Cash Management Government Fund, 0.42% (d) (e) (Cost $159,086,701)	159,086,701	159,086,701

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,715,913,975)†	130.6	1,749,589,901
Other Assets and Liabilities, Net	(30.6)	(409,907,578)
Net Assets	100.0	1,339,682,323

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of September 30, 2016.

** These securities are shown at their current rate as of September 30, 2016.

*** Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $1,716,383,975. At September 30, 2016, net unrealized appreciation for all securities based on tax cost was $33,205,926. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $45,551,295 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $12,345,369.

(a) When-issued or delayed delivery security included.

(b) At September 30, 2016, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(c) At September 30, 2016, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(e) Includes collateral held for when-issued securities.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

Included in the portfolio are investments in mortgage- or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At September 30, 2016, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
U.S. Treasury Long Bond	USD	12/20/2016	143	24,046,344	(44,545)
Ultra 10 Year U.S. Treasury Note	USD	12/20/2016	262	37,768,938	(175,841)
Total unrealized depreciation					(220,386)

At September 30, 2016, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year U.S. Treasury Note	USD	12/20/2016	314	41,173,250	9,082
2 Year U.S. Treasury Note	USD	12/30/2016	679	148,340,281	(43,768)
Ultra Long U.S. Treasury Bond	USD	12/20/2016	295	54,243,125	1,001,050
Total net unrealized appreciation					966,364

Currency Abbreviation
USD United States Dollar

At September 30, 2016, open interest rate swap contracts were as follows:

Centrally Cleared Swaps
Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
11/12/2015 11/12/2045	36,500,000	Fixed — 2.76%	Floating — 3-Month LIBOR	(8,556,678)	(7,846,424)
6/15/2016 6/15/2046	36,700,000	Fixed — 2.5%	Floating — 3-Month LIBOR	(6,278,574)	(3,216,416)
9/16/2015 9/17/2017	65,000,000	Fixed — 1.0%	Floating — 3-Month LIBOR	(39,083)	(119,451)
12/16/2015 12/16/2025	48,686,231	Fixed — 2.5%	Floating — 3-Month LIBOR	(4,848,544)	(3,806,882)
9/16/2015 9/16/2045	33,200,000	Fixed — 3.0%	Floating — 3-Month LIBOR	(9,378,562)	(8,615,555)
12/16/2015 12/16/2045	10,000,000	Fixed — 2.5%	Floating — 3-Month LIBOR	(1,692,865)	(2,698,462)
6/15/2016 6/15/2026	52,800,000	Floating — 3-Month LIBOR	Fixed — 2.25%	4,121,209	1,322,896
6/17/2015 6/17/2045	82,445,096	Floating — 3-Month LIBOR	Fixed — 2.5%	13,815,176	13,744,148
12/16/2015 12/16/2045	34,862,825	Floating — 3-Month LIBOR	Fixed — 2.569%	6,493,431	6,493,431
Total net unrealized depreciation					(4,742,715)

LIBOR: London Interbank Offered Rate; 3-Month LIBOR rate at September 30, 2016 is 0.85%.

At September 30, 2016, open total return swap contracts were as follows:

Bilateral Swaps
Expiration Date	Notional Amount ($)	Fixed Cash Flows Received	Pay/Receive Return of the Reference Index	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Depreciation ($)
1/12/2041	19,104,616[1]	4.0%	Markit IOS INDEX FN30.400.10	(139,712)	—	(139,712)
1/12/2041	19,104,616[2]	4.0%	Markit IOS INDEX FN30.400.10	(139,712)	—	(139,712)
Total unrealized depreciation						(279,424)

Counterparties:

1 Credit Suisse

2 Goldman Sachs & Co.

For information on the Fund's policy and additional disclosures regarding futures contracts, interest rate swap contracts and total return swap contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2016 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (f)
Government National Mortgage Association	$ —	$ 1,221,908,905	$ —	$ 1,221,908,905
Collateralized Mortgage Obligations	—	244,429,383	—	244,429,383
U.S. Government Agency Sponsored Pass-Throughs	—	54,499,750	—	54,499,750
Government & Agency Obligations	—	69,665,162	—	69,665,162
Short-Term Investments (f)	159,086,701	—	—	159,086,701
Derivatives (g)
Futures Contracts	1,010,132	—	—	1,010,132
Interest Rate Swap Contracts	—	21,560,475	—	21,560,475
Total	$ 160,096,833	$ 1,612,063,675	$ —	$ 1,772,160,508
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (g)
Futures Contracts	$ (264,154)	$ —	$ —	$ (264,154)
Interest Rate Swap Contracts	—	(26,303,190)	—	(26,303,190)
Total Return Swap Contracts	—	(279,424)	—	(279,424)
Total	$ (264,154)	$ (26,582,614)	$ —	$ (26,846,768)

There have been no transfers between fair value measurement levels during the year ended September 30, 2016.

(f) See Investment Portfolio for additional detailed categorizations.

(g) Derivatives include unrealized appreciation (depreciation) on open futures contracts, interest rate swap contracts and total return swap contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of September 30, 2016
Assets
Investments: Investments in non-affiliated securities, at value (cost $1,556,827,274)	$ 1,590,503,200
Investment in Deutsche Central Cash Management Government Fund (cost $159,086,701)*	159,086,701
Total investments in securities, at value (cost $1,715,913,975)	1,749,589,901
Cash held as collateral for when-issued securities	590,000
Receivable for investments sold — when-issued/delayed delivery securities	97,185,729
Receivable for Fund shares sold	295,185
Receivable for variation margin on futures contracts	392,966
Receivable for variation margin on centrally cleared swap contracts	29,841
Interest receivable	5,734,688
Due from Advisor	806,672
Other assets	35,187
Total assets	1,854,660,169
Liabilities
Payable for investments purchased — when-issued/delayed delivery securities	510,866,551
Payable for Fund shares redeemed	1,217,909
Payable upon return of collateral for when-issued securities	1,510,000
Unrealized depreciation on bilateral swap contracts	279,424
Accrued management fee	349,873
Accrued Trustees' fees	8,821
Other accrued expenses and payables	745,268
Total liabilities	514,977,846
Net assets, at value	1,339,682,323

* Includes $920,000 held as collateral for when-issued securities.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2016 (continued)
Net Assets Consist of
Undistributed net investment income	2,539,601
Net unrealized appreciation (depreciation) on: Investments	33,675,926
Swap contracts	(5,022,139)
Futures	745,978
Accumulated net realized gain (loss)	(158,339,426)
Paid-in capital	1,466,082,383
Net assets, at value	$ 1,339,682,323
Net Asset Value
Class A Net Asset Value, offering and redemption price per share ($54,181,845 ÷ 3,835,819 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.13
Maximum offering price per share (100 ÷ 97.25 of $14.13)	$ 14.53

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($35,267,604 ÷ 2,495,360 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 14.13
Class R Net Asset Value, offering and redemption price per share ($1,091,471 ÷ 77,169 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.14
Class R6 Net Asset Value, offering and redemption price per share ($10,307 ÷ 729 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.14
Class S Net Asset Value, offering and redemption price per share ($1,240,604,473 ÷ 87,676,903 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.15
Institutional Class Net Asset Value, offering and redemption price per share ($8,526,623 ÷ 602,986 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.14

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended September 30, 2016
Investment Income
Income: Interest	$ 37,998,234
Income distributions — Deutsche Central Cash Management Government Fund	350,601
Securities lending income, net of borrower rebates	85,986
Total income	38,434,821
Expenses: Management fee	4,394,005
Administration fee	1,394,922
Services to shareholders	1,402,094
Distribution and service fees	538,324
Custodian fee	69,627
Professional fees	118,846
Reports to shareholders	75,781
Registration fees	80,039
Trustees' fees and expenses	58,049
Other	194,003
Total expenses before expense reductions	8,325,690
Expense reductions	(254)
Total expenses after expense reductions	8,325,436
Net investment income	30,109,385
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	20,098,479
Swap contracts	(19,349,512)
Futures	(7,577,795)
Written options	3,944,981
Payments by affiliate (see Note G)	952,888
(1,930,959)
Change in net unrealized appreciation (depreciation) on: Investments	(1,138,439)
Swap contracts	8,903,172
Futures	(2,105,731)
Written options	(2,213,594)
3,445,408
Net gain (loss)	1,514,449
Net increase (decrease) in net assets resulting from operations	$ 31,623,834

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended September 30,
	2016	2015
Operations: Net investment income	$ 30,109,385	$ 38,265,467
Net realized gain (loss)	(1,930,959)	(34,066,661)
Change in net unrealized appreciation (depreciation)	3,445,408	18,553,119
Net increase (decrease) in net assets resulting from operations	31,623,834	22,751,925
Distributions to shareholders from: Net investment income: Class A	(1,512,672)	(2,230,639)
Class C	(749,677)	(1,281,807)
Class R	(17,271)	(26,093)
Class R6	(293)	(231)*
Class S	(37,583,682)	(49,169,561)
Institutional Class	(318,502)	(73,616)
Total distributions	(40,182,097)	(52,781,947)
Fund share transactions: Proceeds from shares sold	144,332,666	77,327,974
Reinvestment of distributions	30,817,452	40,166,973
Payments for shares redeemed	(270,337,315)	(306,123,844)
Net increase (decrease) in net assets from Fund share transactions	(95,187,197)	(188,628,897)
Increase (decrease) in net assets	(103,745,460)	(218,658,919)
Net assets at beginning of period	1,443,427,783	1,662,086,702
Net assets at end of period (including undistributed net investment income of $2,539,601 and $426,636, respectively)	$ 1,339,682,323	$ 1,443,427,783

* For the period from February 2, 2015 (commencement of operations of Class R6) to September 30, 2015.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Years Ended September 30,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 14.21	$ 14.49	$ 14.35	$ 15.55	$ 15.56
Income (loss) from investment operations: Net investment income[a]	.27	.32	.35	.27	.40
Net realized and unrealized gain (loss)	.02	(.14)	.31	(.93)	.29
Total from investment operations	.29	.18	.66	(.66)	.69
Less distributions from: Net investment income	(.37)	(.46)	(.52)	(.54)	(.70)
Net asset value, end of period	$ 14.13	$ 14.21	$ 14.49	$ 14.35	$ 15.55
Total Return (%)[b]	1.97	1.30	4.71	(4.31)	4.53
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	54	63	80	155	181
Ratio of expenses (%)	.83	.82	.81	.79	.76
Ratio of net investment income (%)	1.93	2.24	2.44	1.82	2.60
Portfolio turnover rate (%)	339	199	339	348	491
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges.

Class C	Years Ended September 30,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 14.22	$ 14.50	$ 14.36	$ 15.56	$ 15.57
Income (loss) from investment operations: Net investment income[a]	.17	.21	.24	.16	.29
Net realized and unrealized gain (loss)	.01	(.14)	.31	(.93)	.28
Total from investment operations	.18	.07	.55	(.77)	.57
Less distributions from: Net investment income	(.27)	(.35)	(.41)	(.43)	(.58)
Net asset value, end of period	$ 14.13	$ 14.22	$ 14.50	$ 14.36	$ 15.56
Total Return (%)[b]	1.21	.54	3.91	(5.04)	3.73
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	35	43	58	101	112
Ratio of expenses (%)	1.58	1.57	1.56	1.56	1.52
Ratio of net investment income (%)	1.17	1.47	1.69	1.05	1.86
Portfolio turnover rate (%)	339	199	339	348	491
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges.

Class R	Years Ended September 30,				Period Ended 9/30/12[a]
	2016	2015	2014	2013
Selected Per Share Data
Net asset value, beginning of period	$ 14.23	$ 14.51	$ 14.37	$ 15.58	$ 15.62
Income (loss) from investment operations: Net investment income[b]	.23	.28	.30	.24	.16
Net realized and unrealized gain (loss)	.01	(.15)	.31	(.94)	.07
Total from investment operations	.24	.13	.61	(.70)	.23
Less distributions from: Net investment income	(.33)	(.41)	(.47)	(.51)	(.27)
Net asset value, end of period	$ 14.14	$ 14.23	$ 14.51	$ 14.37	$ 15.58
Total Return (%)	1.66[c]	.97[c]	4.35[c]	(4.62)	1.50c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1.77		.79	.60	.01
Ratio of expenses before expense reductions (%)	1.21	1.24	1.25	1.18	1.41*
Ratio of expenses after expense reductions (%)	1.17	1.11	1.17	1.18	1.04*
Ratio of net investment income (%)	1.61	1.96	2.12	1.62	2.48*
Portfolio turnover rate (%)	339	199	339	348	491[d]

[a] For the period from May 1, 2012 (commencement of operations) to September 30, 2012.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Represents the Fund's portfolio turnover rate for the year ended September 30, 2012.

* Annualized

** Not annualized

Class R6	Year Ended 9/30/16	Period Ended 9/30/15[a]

Selected Per Share Data
Net asset value, beginning of period	$ 14.22	$ 14.45
Income (loss) from investment operations: Net investment income[b]	.31	.22
Net realized and unrealized gain (loss)	.02	(.12)
Total from investment operations	.33	.10
Less distributions from: Net investment income	(.41)	(.33)
Net asset value, end of period	$ 14.14	$ 14.22
Total Return (%)	2.28	.77c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	10	10
Ratio of expenses before expense reductions (%)	.57	.78*
Ratio of expenses after expense reductions (%)	.57	.61*
Ratio of net investment income (%)	2.17	2.32*
Portfolio turnover rate (%)	339	199[d]

[a] For the period from February 2, 2015 (commencement of operations) to September 30, 2015.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Represents the Fund's portfolio turnover rate for the year ended September 30, 2015.

* Annualized

** Not annualized

Class S	Years Ended September 30,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 14.23	$ 14.52	$ 14.37	$ 15.58	$15.59
Income (loss) from investment operations: Net investment income[a]	.31	.36	.39	.31	.45
Net realized and unrealized gain (loss)	.02	(.15)	.32	(.95)	.28
Total from investment operations	.33	.21	.71	(.64)	.73
Less distributions from: Net investment income	(.41)	(.50)	(.56)	(.57)	(.74)
Net asset value, end of period	$ 14.15	$ 14.23	$ 14.52	$ 14.37	$ 15.58
Total Return (%)	2.32	1.50	5.04	(4.10)	4.70
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,241	1,335	1,522	1,707	2,215
Ratio of expenses (%)	.56	.55	.55	.55	.54
Ratio of net investment income (%)	2.20	2.50	2.72	2.06	2.86
Portfolio turnover rate (%)	339	199	339	348	491
[a] Based on average shares outstanding during the period.

Institutional Class	Years Ended September 30,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 14.23	$ 14.51	$ 14.35	$ 15.56	$ 15.58
Income (loss) from investment operations: Net investment income[a]	.32	.36	.39	.31	.42
Net realized and unrealized gain (loss)	.01	(.14)	.33	(.94)	.31
Total from investment operations	.33	.22	.72	(.63)	.73
Less distributions from: Net investment income	(.42)	(.50)	(.56)	(.58)	(.75)
Net asset value, end of period	$ 14.14	$ 14.23	$ 14.51	$ 14.35	$ 15.56
Total Return (%)	2.33	1.51	5.13	(4.13)	4.77
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	2	2	8	9
Ratio of expenses (%)	.52	.57	.53	.53	.51
Ratio of net investment income (%)	2.25	2.51	2.67	2.08	2.67
Portfolio turnover rate (%)	339	199	339	348	491
[a] Based on average shares outstanding during the period.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche GNMA Fund (the "Fund") is a diversified series of Deutsche Income Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class R and Class R6 shares are not subject to an initial or contingent deferred sales charge and are only available to participants in certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees, and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting, subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are generally categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer; analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. The Fund retains benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended September 30, 2016, the Fund invested the cash collateral into a joint trading account in affiliated money market funds, including Government & Agency Securities Portfolio, managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.09% annualized effective rate as of September 30, 2016) on the cash collateral invested in Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of September 30, 2016, the Fund had no securities on loan.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund or the counterparty may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At September 30, 2016, the Fund had a net tax basis capital loss carryforward of approximately $156,929,000, including $5,429,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains until fully utilized or until September 30, 2017 ($5,429,000), the expiration date; and approximately $151,500,000 of post-enactment losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($92,063,000) and long-term losses ($59,437,000).

The Fund has reviewed the tax positions for the open tax years as of September 30, 2016 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, investments in swap contracts, paydown losses on mortgage backed securities, premium amortization on debt securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2016, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:

Capital loss carryforwards	$ (156,929,000)
Undistributed ordinary income*	$ 2,366,215
Net unrealized appreciation (depreciation) on investments	$ 33,205,926

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended September 30,
	2016	2015
Distributions from ordinary income*	$ 40,182,097	$ 52,781,947

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on the trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a centrally cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Total Return Swap Contracts. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. One counterparty pays out the total return of the reference security or index underlying the total return swap, and in return receives a fixed or variable rate. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a negative total return. For the year ended September 30, 2016, the Fund entered into total return swap transactions as a means of gaining exposure to a particular asset class without investing directly in such asset class.

A summary of the open total return swap contracts as of September 30, 2016 is included in a table following the Fund’s Investment Portfolio. For the year ended September 30, 2016, the investment in total return swap contracts had a total notional amount generally indicative of a range from $0 to approximately $43,219,000.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended September 30, 2016, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of September 30, 2016 is included in a table following the Fund's Investment Portfolio. For the year ended September 30, 2016, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from approximately $400,194,000 to $622,612,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended September 30, 2016, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of September 30, 2016 is included in a table following the Fund's Investment Portfolio. For the year ended September 30, 2016, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $40,501,000 to $308,877,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $102,830,000 to $300,887,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. Certain options, including options on indices, will require cash settlement by the Fund if exercised. For the year ended September 30, 2016, the Fund entered into options on interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

There were no open purchased or written option contracts as of September 30, 2016. For the year ended September 30, 2016, the investment in written options contracts had a total value generally indicative of a range from $0 to approximately $11,970,000 and purchased option contracts had a total value generally indicative of a range from $0 to approximately $3,189,000.

The following tables summarize the value of the Fund's derivative instruments held as of September 30, 2016 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ 21,560,475	$ 1,010,132	$ 22,570,607

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Includes cumulative appreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Liability Derivatives	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$ (26,582,614)	$ (264,154)	$ (26,846,768)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Includes cumulative depreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b) Includes unrealized depreciation on bilateral swap contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Portfolio earnings during the year ended September 30, 2016 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Purchased Options	Written Options	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ (7,026,952)	$ 3,944,981	$ (19,349,512)	$ (7,577,795)	$ (30,009,278)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) on investments (includes purchased options), written options, swap contracts and futures, respectively

Change in Net Unrealized Appreciation (Depreciation)
	Purchased Options	Written Options	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ 6,314,040	$ (2,213,594)	$ 8,903,172	$ (2,105,731)	$ 10,897,887

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on investments (includes purchased options), written options, swap contracts and futures, respectively

As of September 30, 2016, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Credit Suisse International	$ 139,712	$ —	$ —	$ 139,712
Goldman Sachs & Co.	139,712	—	—	139,712
	$ 279,424	$ —	$ —	$ 279,424

C. Purchases and Sales of Securities

During the year ended September 30, 2016, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $5,272,701,337 and $5,381,630,261, respectively. Purchases and sales of U.S. Treasury obligations aggregated $159,426,152 and $108,599,561, respectively.

For the year ended September 30, 2016, transactions for written options on interest rate swaps were as follows:

	Contracts/ Contract Amount	Premiums
Outstanding, beginning of period	603,900,000	$ 14,183,404
Options closed	(87,500,000)	(1,333,625)
Options expired	(516,400,000)	(12,849,779)
Outstanding, end of period	—	$ —

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $5.0 billion of the Fund's average daily net assets	.315%
Next $1.0 billion of such net assets	.300%
Over $6.0 billion of such net assets	.285%

Accordingly, for the year ended September 30, 2016, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.315% of the Fund's average daily net assets.

For the period from October 1, 2015 through September 30, 2016, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.92%
Class C	1.67%
Class R	1.17%
Class R6	.67%
Class S	.67%
Institutional Class	.67%

Effective October 1, 2016 to September 30, 2017, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.87%
Class C	1.62%
Class R	1.12%
Class R6	.62%
Class S	.62%
Institutional Class	.62%

For the year ended September 30, 2016, fees waived and/or expenses reimbursed for Class R were $254.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2016, the Administration Fee was $1,394,922, of which $111,022 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended September 30, 2016, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at September 30, 2016
Class A	$ 10,292	$ 2,348
Class C	2,426	590
Class R	35	9
Class R6	11	5
Class S	749,253	183,208
Institutional Class	428	69
	$ 762,445	$ 186,229

Distribution and Service Fees. Under the Fund's Class C and Class R 12b-1 plans, Deutsche AM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares. In accordance with the Fund's Underwriting and Distribution Service Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C and R shares. For the year ended September 30, 2016, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2016
Class C	$ 296,340	$ 21,885
Class R	1,819	215
	$ 298,159	$ 22,100

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2016, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2016	Annual Rate
Class A	$ 139,615	$ 22,877.25%
Class C	98,730	14,959.25%
Class R	1,820	418.25%
	$ 240,165	$ 38,254

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2016 aggregated $7,553.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended September 30, 2016, the CDSC for Class C shares aggregated $4,383. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2016, DDI received $74 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended September 30, 2016, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $19,706, of which $8,864 was unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the year ended September 30, 2016, the Fund incurred lending agent fees to Deutsche Bank AG in the amount of $7,477.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at September 30, 2016.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2016		Year Ended September 30, 2015
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,101,151	$ 15,560,375	706,586	$ 10,168,813
Class C	352,836	4,991,556	998,293	14,530,470
Class R	63,860	903,461	68,004	985,070
Class R6	—	—	692*	10,000*
Class S	6,141,055	87,057,210	3,510,331	50,803,119
Institutional Class	2,532,905	35,820,064	57,382	830,502
		$ 144,332,666		$ 77,327,974
Shares issued to shareholders in reinvestment of distributions
Class A	96,744	$ 1,365,132	139,613	$ 2,005,740
Class C	49,673	701,469	83,487	1,201,467
Class R	1,222	17,271	1,813	26,093
Class R6	21	293	16*	231*
Class S	2,010,072	28,414,871	2,561,119	36,859,826
Institutional Class	22,544	318,416	5,114	73,616
		$ 30,817,452		$ 40,166,973
Shares redeemed
Class A	(1,795,206)	$ (25,359,050)	(1,927,147)	$ (27,739,142)
Class C	(944,207)	(13,347,631)	(2,015,846)	(29,124,716)
Class R	(41,741)	(591,502)	(70,287)	(1,014,474)
Class S	(14,260,595)	(201,899,429)	(17,111,197)	(246,715,382)
Institutional Class	(2,058,044)	(29,139,703)	(106,478)	(1,530,130)
		$ (270,337,315)		$ (306,123,844)
Net increase (decrease)
Class A	(597,311)	$ (8,433,543)	(1,080,948)	$ (15,564,589)
Class C	(541,698)	(7,654,606)	(934,066)	(13,392,779)
Class R	23,341	329,230	(470)	(3,311)
Class R6	21	293	708*	10,231*
Class S	(6,109,468)	(86,427,348)	(11,039,747)	(159,052,437)
Institutional Class	497,405	6,998,777	(43,982)	(626,012)
		$ (95,187,197)		$ (188,628,897)

* For the period from February 2, 2015 (commencement of operations of Class R6) to September 30, 2015.

G. Payments by Affiliate

During the year ended September 30, 2016, the Advisor agreed to reimburse the Fund $952,888 for losses incurred on trades executed incorrectly.

Report of Independent Registered Public Accounting Firm

To the Trustees of Deutsche Income Trust and the Shareholders of Deutsche GNMA Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Deutsche GNMA Fund (the "Fund") at September 30, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian, transfer agent, brokers and the application of alternative auditing procedures where confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts November 21, 2016	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class R shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2016 to September 30, 2016).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2016 (Unaudited)
Actual Fund Return	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 4/1/16	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/16	$ 1,012.30	$ 1,008.60	$ 1,010.70	$ 1,014.10	$ 1,013.70	$ 1,013.90
Expenses Paid per $1,000*	$ 4.13	$ 7.93	$ 5.88	$ 2.62	$ 2.82	$ 2.72
Hypothetical 5% Fund Return	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 4/1/16	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/16	$ 1,020.90	$ 1,017.10	$ 1,019.15	$ 1,022.40	$ 1,022.20	$ 1,022.30
Expenses Paid per $1,000*	$ 4.14	$ 7.97	$ 5.91	$ 2.63	$ 2.83	$ 2.73

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Deutsche GNMA Fund	.82%	1.58%	1.17%	.52%	.56%	.54%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

A total of 4.0% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which are generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the "Board" or "Trustees") approved the renewal of Deutsche GNMA Fund’s (the "Fund") investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2016.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the "Independent Trustees").

— The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset Management ("Deutsche AM") division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Board that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to invest in Deutsche AM and seek to enhance Deutsche AM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2015, the Fund’s performance (Class A shares) was in the 4th quartile, 4th quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2015. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. ("Broadridge") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2015). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2015, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Broadridge Universe Expenses"). The Board reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board also considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds"), noting that DIMA indicated that it does not provide services to any other comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	102	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	102	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	102	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	102	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	102	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	102	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	102	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	102	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	102	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	102	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	102	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of US Product and Fund Administration, Deutsche Asset Management (2013–present); Director and President, Deutsche AM Service Company (since 2016); Director and Vice President, Deutsche AM Distributors, Inc. (since 2016); Director and President, DB Investment Managers, Inc. (since 2016); formerly, Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer and Secretary, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016)
Hepsen Uzcan[6] (1974) Vice President, since 2016[9] Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); formerly, Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; Secretary, Deutsche AM Distributors, Inc.; and Secretary, Deutsche AM Service Company
Scott D. Hogan[7] (1970) Chief Compliance Officer, since 2016[10]	Director,[3] Deutsche Asset Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Jack Clark[7] (1967) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

9 Effective as of May 11, 2016.

10 Mr. Hogan became Chief Compliance Officer effective June 1, 2016.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	GGGGX	GCGGX	SGINX	GIGGX
CUSIP Number	25155T 718	25155T 692	25155T 684	25155T 676
Fund Number	1093	1393	2393	1493

For shareholders of Class R and R6
Automated Information Line	Deutsche AM Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

deutschefunds.com

Click "Retirement Plans" to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	Deutsche AM Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

	Class R	Class R6
Nasdaq Symbol	GRGGX	GRRGX
CUSIP Number	25155T 304	25155T 429
Fund Number	1593	1693

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Deutsche GNMA Fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2016	$92,779	$0	$0	$0
2015	$87,679	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2016	$0	$52,339	$0
2015	$0	$30,661	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2016	$0	$52,339	$0	$52,339
2015	$0	$30,661	$0	$30,661

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2015 and 2016 financial statements, the Fund entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

***

In a letter provided to the Audit Committee pursuant to PCAOB Rule 3526 and dated July 19, 2016, PwC informed the Audit Committee that PwC had identified circumstances where PwC maintains lending relationships with owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. PwC informed the Audit Committee that these lending relationships are inconsistent with the SEC Staff’s interpretation of Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). PwC’s lending relationships effect PwC’s independence under the SEC Staff’s interpretation of the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

In its July 19, 2016 letter, PwC affirmed to the Audit Committee that, as of the date of the letter, PwC is an independent accountant with respect to the Fund, within the meaning of PCAOB Rule 3520. In its letter, PwC also informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, PwC has concluded that with regard to its compliance with the independence criteria set forth in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria and therefore it can continue to serve as the Fund’s registered public accounting firm. PwC informed the Audit Committee that its conclusion was based on a number of factors, including, among others, PwC’s belief that the lenders are not able to impact the impartiality of PwC or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser; and the lenders receive no direct benefit from their ownership of the investment companies in the Deutsche Funds Complex in separate accounts maintained on behalf of their insurance contract holders. In addition, the individuals at PwC who arranged PwC’s lending relationships have no oversight of, or ability to influence, the individuals at PwC who conducted the audits of the Fund’s financial statements.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that effected PwC’s independence under the Loan Rule with respect to the Fund. PwC confirmed to the Audit Committee that it meets the conditions of the no-action letter. In the no-action letter, the SEC Staff stated that the relief under the letter is temporary and will expire 18 months after the issuance of the letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche GNMA Fund, a series of Deutsche Income Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	November 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	November 29, 2016

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	November 29, 2016